FOR IMMEDIATE RELEASE


April 10, 2000

MGI  PROPERTIES  ("MGI")
ANNOUNCES  ADDITIONAL  PROPERTY  SALE;
REPORTS  FIRST  QUARTER  RESULTS

Property Sale
            BOSTON, MASSACHUSETTS . . . . W. Pearce Coues, Chairman of the Board
of Trustees, today announced that MGI Properties (NYSE:MGI) has sold a retail property located in Aurora, Illinois for a sale price of $22.6 million. Mr. Coues noted that this is the second property sale to occur during MGI's second quarter of fiscal 2000 and the fourth property sale since January 2000.

First Quarter Results
            MGI Properties today reported 2000 first quarter results. Net income for the quarter ended February 29, 2000 was $1,177,000, or $.09 per share (basic) compared to $7,437,000, or $.54 per share (basic) for the first quarter one year ago. The change in net income, when the first quarter of 2000 is compared to the first quarter of 1999, primarily results from the sale of 62 properties which occurred in the 12 months ended February 29, 2000 pursuant to the Plan of Liquidation and Termination of the Trust.






            This Press Release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are dependent on a number of factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such factors include, among other things, the risks of future action or inaction by the Board of Trustees with respect to the Plan of Liquidation (and the actual results thereof), including the possibility of litigation pertaining thereto; the net realizable value of and the timing of the sales of the Trust's remaining properties during the course of the liquidation; the amount and timing of liquidating distributions; changes in national and local economic and financial market conditions, as well as those factors set forth in MGI's Form 10-K for the year ended November 30, 1999, including those set forth under "Forward-Looking Statements," "Other" and Item 1 - "Adoption and Implementation of Liquidation Plan," and the Form 10-Q for the quarter ended February 29, 2000.

                                                                     (Continued)

                                 MGI PROPERTIES
                         SELECTED FINANCIAL INFORMATION


                                                        For the Three Months Ended
                                                     February 29, 2000                 February 28, 1999
                                                     -----------------                 -----------------
Consolidated Statements of Earnings
Income:
Rental                                                     $  2,563,000                        $18,667,000
Interest                                                        571,000                            144,000
                                                             ----------                       ------------
Total Income(1)                                               3,134,000                         18,811,000
                                                              ---------                         ----------

Expenses:
Property operating expenses                                     435,000                          4,106,000
Real estate taxes                                               310,000                          2,215,000
Depreciation and amortization                                    80,000                            359,000
Interest                                                         87,000                          2,560,000
General and administrative                                      587,000                            727,000
Liquidation plan                                                541,000                            978,000
                                                             ----------                       ------------
Total Expenses                                                2,040,000                         10,945,000
                                                              ---------                         ----------

Income before net gains                                       1,094,000                          7,866,000
Net gains (loss) from sale of real estate                        83,000                           (143,000)
                                                            -----------                        ------------
Income before extraordinary items                             1,177,000                          7,723,000
Extraordinary item - Prepayment of debt                               -                           (286,000)
                                                           ------------                        ------------
Net Income                                                 $  1,177,000                       $  7,437,000
                                                           ============                         ==========

Basic Earnings Per Share                                          $0.09                              $0.54
                                                                  =====                               =====

Diluted Earnings Per Share                                        $0.08                              $0.52
                                                                  =====                               =====

Average shares outstanding                                   13,774,221                         13,770,999
                                                             ==========                         ==========


--------------------------------
(1)         Total income excludes gains or losses.


                                                                     (Continued)

                                 MGI PROPERTIES
                         SELECTED FINANCIAL INFORMATION

Consolidated Balance Sheets                                             February 29, 2000              November 30, 1999
---------------------------                                             -----------------              -----------------
                                                                           (Unaudited)

Assets
Properties held for sale                                                   $   48,341,000                $   56,310,000
Cash and cash equivalents                                                      46,618,000                    38,232,000
Accounts receivable                                                               772,000                       747,000
Other assets                                                                    3,285,000                     3,222,000
                                                                            -------------                 -------------
                                                                           $   99,016,000                $   98,511,000
                                                                            =============                  ============

Liabilities and Shareholders' Equity
Liabilities:
Loans payable                                                             $     4,546,000               $     4,585,000
Liquidating liabilities                                                        12,137,000                    12,715,000
Other liabilities                                                               2,318,000                     2,373,000
                                                                            -------------                 -------------
Total liabilities                                                              19,001,000                    19,673,000
                                                                            -------------                 -------------

Shareholders' equity:
Common shares -- $1 par value; 17,500,000 shares authorized;
    13,774,221 issued                                                          13,774,000                    13,774,000
Additional paid-in capital                                                    208,363,000                   208,363,000
Distributions in excess of net income                                        (142,122,000)                 (143,299,000)
                                                                             -------------                 -------------
Total shareholders' equity                                                     80,015,000                    78,838,000
                                                                             ------------                  ------------
                                                                           $   99,016,000                $   98,511,000
                                                                            =============                 =============

Portfolio Leasing (at February 29, 2000):

                                           Total            Percentage
Property Type                           Square Feet           Leased
    Retail(1)                             609,200              96.7%
    Office                                203,900              99.1%
                                          -------              ----
    Total Commercial Portfolio            813,100              97.3%
                                          =======              =====

(1) Subsequent to February 29, 2000, two retail properties aggregating 508,700 square feet were sold for $30.8 million.

                                      # # #

For further information contact:
Phillip C. Vitali, Executive Vice President and Treasurer (617) 422-6000